                                                                   Exhibit 10.57

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

                  AMENDMENT (this "Amendment") made as of March 8, 2004 by and between Alamosa Holdings, Inc., a Delaware corporation ("Alamosa"), and David E.
Sharbutt (the "Employee"). This Amendment amends the Amended and Restated
Employment Agreement (the "Employment Agreement") made as of October 1, 2002 between Alamosa and the Employee.

         1. The Employment Agreement is hereby amended by restating the first sentence of Section 4 in its entirety to read as
follows:

         Employee shall be eligible to receive an annual bonus, which shall have a target of $250,000.

         2. The Employment Agreement is hereby amended by restating the first and second sentences of Section 6(b) in their entirety to read as follows:

         In addition, the Committee shall grant Employee additional options according to the following schedule: 2003 - 250,000 options, 2004 -
         425,000 options, 2005 - 300,000 options, 2006 - 240,000 options and
         2007 - 100,000 options. Except in respect of 2003, one half of the annual options will be granted in January and one half in July and for
         2004 one half of the annual options will be granted prior to July 2004.

         3. Employee hereby acknowledges that Exhibit A to the Employment
Agreement is attached as Exhibit A hereto.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment effective as of January 1, 2004.

                             ALAMOSA HOLDINGS, INC.

                             By: /s/ Kendall Cowan
                                 ------------------------------------------

                             EMPLOYEE

                             /s/ David E. Sharbutt
                             ----------------------------------------------